UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-08327

Name of Fund:  Merrill Lynch Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief
     Executive Officer, Merrill Lynch Global Growth Fund, Inc.,
     800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 02/28/05

Item 1 - Report to Stockholders


Merrill Lynch
Global Growth
Fund, Inc.


Semi-Annual Report
February 28, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch Global Growth Fund, Inc.


Portfolio Information as of February 28, 2005


                              Country of         Percent of
Ten Largest Equity Holdings   Origin             Net Assets

3M Co.                        United States         4.1%
General Electric Co.          United States         3.4
The Dow Chemical Co.          United States         2.5
Banco Popular Espanol SA      Spain                 2.4
Bank of America Corp.         United States         2.1
HSBC Holdings Plc             United Kingdom        2.0
Citigroup, Inc.               United States         2.0
US Bancorp                    United States         1.9
Gilead Sciences, Inc.         United States         1.9
MBNA Corp.                    United States         1.8


                                                 Percent of
Five Largest Industries*                         Net Assets

Commercial Banks                                   13.4%
Health Care Equipment & Supplies                    8.3
Industrial Conglomerates                            8.1
Chemicals                                           5.6
Energy Equipment & Services                         4.6

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


                                                 Percent of
Geographic Allocation                              Total
by Country                                      Investments

United States                                      56.2%
Australia                                          10.4
Hong Kong                                           5.9
United Kingdom                                      4.9
India                                               3.9
Spain                                               3.3
Switzerland                                         2.7
South Korea                                         2.7
France                                              2.2
Germany                                             2.2
Sweden                                              1.1
China                                               0.9
South Africa                                        0.8
Canada                                              0.7
Denmark                                             0.4
Singapore                                           0.2
Ireland                                             0.1
Other*                                              1.4

* Includes portfolio holdings in short-term investments.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



A Letter From the President


Dear Shareholder

Financial markets broadly posted positive returns over the most recent reporting period, with international equities providing some of the most impressive results.

Total Returns as of February 28, 2005                                  6-month      12-month
U.S. equities (Standard & Poor's 500 Index)                             + 9.99%      + 6.98%
International equities (MSCI Europe Australasia Far East Index)         +21.18       +18.68
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 1.26       + 2.43
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 2.40       + 2.96
High yield bonds (Credit Suisse First Boston High Yield Index)          + 7.53       +11.21

The U.S. economy has continued to show resilience in the face of the Federal Reserve Board's (the Fed) continued interest rate hikes and, more recently, higher oil prices. The Fed's measured tightening program recently brought the federal funds rate to 2.75% en route to a more "neutral" short-term interest rate target (relative to inflation). Since the U.S. presidential election, progress has been monitored on many fronts in Washington, although concerns remain about the structural problems of debt and deficits, as reflected by a significant decline in the U.S. dollar.

U.S. equities ended 2004 in a strong rally, but remained in a fairly narrow trading range for the first two months of 2005. Divergences were notable among sectors, with energy emerging as a clear leader. On the positive side, corporations have accelerated their hiring plans, capital spending remains reasonably robust and merger-and-acquisition activity has increased. Offsetting the positives are slowing corporate earnings growth, renewed energy price concerns and the potential for an economic slowdown. International equities, particularly in Asia, have benefited from higher economic growth rates (China recorded growth of 9.3% in 2004), stronger currencies and relatively reasonable valuations.

The major action in the bond market has been a flattening of the yield curve. As short-term interest rates continued to rise, yields on the long end of the curve remained relatively stable - even declining at certain points since the Fed's monetary tightening program began in June 2004. This phenomenon has been largely attributed to continued foreign interest in U.S. bonds, which has served to absorb much of the excess supply. By period-end, many believed long-term yields were long overdue for a rise.

Looking ahead, the environment is likely to be a challenging one for investors, with diversification and selectivity becoming increasingly important themes. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed both its benchmark and its Lipper category average, benefiting from favorable geographic and sector weightings, as well as good stock selection.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2005, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +19.86%, +19.41%, +19.41%, +20.08% and +19.66%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) Fund results significantly exceeded the +15.03% return of the Morgan Stanley Capital International (MSCI) World Index and the +14.26% average return of the Lipper Global Large Cap Growth Funds category for the same period. (Funds in this Lipper category invest primarily in equity securities both inside and outside the United States with relatively large market capitalizations and a focus on above-average growth.)

The global equity, bond and commodity markets, as well as the major currency relationships, were quite volatile during the six-month period, marked by rapid changes and uncertainties. The best equity market returns were realized outside the United States and Japan. We underweighted these two equity markets during the six-month period, a benefit to Fund performance. In addition, the Fund's holdings in South Korea, Australia, Hong Kong and India provided returns well above the benchmark.

Overweight positions in the consumer discretionary, materials, industrials, energy and information technology sectors, as well as the overweighting of specific stocks in these sectors, proved most instrumental in the Fund's outperformance. Leading performance in the consumer discretionary sector were Wynn Resorts Ltd., Hyundai Motor Co. (South Korea), Esprit Holdings Ltd. (Hong Kong), Best
Buy Co., Inc., eBay, Inc., TechTronic Industries Co. Ltd. (India), Station Casinos, Inc. and British Sky Broadcasting Group Plc
(U.K.). In the materials sector, the most positive contributors to performance were WMC Resources Ltd. (Australia), Cameco Corp. (Canada), Yanzhou Coal Mining Co., Ltd. (China) and Tata Iron & Steel Co. Ltd. (India). In the industrials sector, the major contributors to performance were ACS Actividades de Construccion y Servicios, SA (Spain), Wesfarmers Ltd. (Australia), PACCAR Inc., COSCO Pacific Ltd. (Hong Kong), Daewoo Shipbuilding & Marine Engineering Co., Ltd. (South Korea), Monster Worldwide Inc. and Toll Holdings Ltd. (Australia). In the energy sector, Transocean, Inc., Suncor Energy Inc. (Canada), Sasol Ltd. (South Africa), S-Oil Corp. (South Korea), Frontline Ltd., Diamond Offshore Drilling Inc., Petroleo Brasileiro SA (Brazil) and TransCanada Corp. (Canada) contributed most to performance. In the information technology sector, the major positive contributors were Adobe Systems Inc., Samsung Electronics Co. Ltd. (South Korea), Electronic Arts Inc., Motorola, Inc., Oracle Corp. (U.S.) and SINA Corp. (China). Also benefiting Fund performance were underweight positions in the financials, telecommunications and consumer staples sectors.

Negatively impacting relative performance during the period was the stock price depreciation of several of the Fund's health care holdings late in the period. This included Forest Laboratories, Inc., which was sold out of the portfolio, in addition to Gilead Sciences, Inc., Boston Scientific Corp. and St. Jude Medical, Inc.


What changes were made to the portfolio during the period?

Global economic growth appears to be slowing as we enter 2005, and there may be lower average levels of commodity and energy prices as the year evolves. Recessionary conditions, which were unanticipated, are beginning to appear in Germany, the Netherlands and Italy, as well as in Japan. In the early months of 2005, growth in consumer spending on transportation, computers and consumer electronics in the United States has been disappointing. Consequently, we reduced the portfolio's exposure to companies in the consumer discretionary, information technology, materials and energy sectors. We also made adjustments to the portfolio in response to changes in the relative valuations and business fundamentals of the companies we own.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



In the consumer discretionary sector, we trimmed the portfolio's weightings in Hyundai Motor and Porsche AG following their strong performance. We eliminated Best Buy, eBay and British Sky Broadcasting as the stocks appreciated and we became concerned about the possible slowdown in global consumer spending. We reduced exposure to the materials sector on stock price appreciation and concerns about relatively high valuations and major corporations' plans to increase the production of many basic materials around the globe. We eliminated holdings in WMC Resources, Ltd., POSCO (South Korea), BHP Billiton Ltd. (Australia), Phelps Dodge Corp., Freeport-McMoRan Copper & Gold, Inc., Aluminum Corp. of China Ltd., Rio Tinto Ltd. (U.K.) and JFE Holdings, Inc. (Japan). In the industrials sector, we liquidated our positions at profits in Wesfarmers, PACCAR, Monster Worldwide and Siemens. In the information technology sector, we took capital gains and sold our positions in Adobe Systems, Inc., Samsung Electronics Co. Ltd., Electronic Arts, Inc., Motorola, Inc. and Oracle Corp.

In the energy sector, we took profits on many of our holdings in the exploration and development and integrated energy segments, selling out of Suncor Energy, S-Oil Corp., Frontline, Diamond Offshore Drilling, Petroleo Brasileiro, TransCanada Corp. and BP Plc in the United Kingdom. We also took profits by selling Occidental Petroleum Corp. and Encana Corp. We maintained positions in companies that provide intellectual research and equipment and supplies to the corporations and governments that are increasing their spending on finding new oil reserves and that plan to invest to bring the products to the consuming markets. Portfolio holdings in this sector are Transocean Inc., Cooper Cameron Corp., Grant Prideco, Inc., National Oilwell Varco, Inc., Schlumberger Ltd.
and Smith International, Inc. The increase in U.S. interest rates over the past nine months, coupled with higher energy costs, are more likely to slow economic growth and cause lower energy prices and earnings for the integrated and exploration and development companies that are not growing reserves and production at relatively high rates. We have had a positive secular view toward the energy sector during this decade. However, when global economies experience a slowdown in real growth or a recession, as occurred in 2001 in the United States, energy prices fall and the stocks of integrated companies generally decline.

In the U.S. industrials and materials sectors, we increased exposure to The Dow Chemical Co., E.I. DuPont de Nemours & Co., Air Products & Chemicals, Inc., Praxair, Inc., Caterpillar, Inc., Deere & Co., Boeing Co. and Lockheed Martin Corp. We believe these companies will see an acceleration in revenue and profit growth as the decline in the U.S. dollar (relative to the euro and yen) helps to shift global business toward these companies.

For the first time in several years, we increased exposure to the financials sector, adding investments in Bank of America Corp., Washington Mutual, Inc., Citigroup, Inc., U.S. Bancorp, Doral Financial Corp., Franklin Resources, Inc., MBNA Corp., HSBC Holdings Plc (U.K.), Lloyds TSB Group Plc (U.K.) and National Australia Bank Ltd. Although the U.S. Federal Reserve Board's continued increases in short-term interest rates will put a crimp on lending margins, we believe the recent acceleration of both commercial and consumer loan demand in the United States will offset the impact of narrower margins. Most of the financial companies added to the portfolio have relatively high dividend yields, which may shelter the stock prices as interest rates increase.


How would you characterize the Fund's position at the close of the period?

The Fund is positioned for a slowdown in U.S. economic growth, which is most likely to be led by a deceleration in consumer spending. The Fund's overweight position in the U.S. industrial sector reflects our expectation that chemical and industrial companies will benefit by taking global market share as a result of the substantial decline in the value of the U.S. dollar over the past two years. The Fund has investments in companies in Australia, South Korea, Hong Kong, India, South Africa and China. We believe these companies are poised to benefit from a continuation of the relatively high rates of capital investment and real personal income growth in these markets. The new emerging growth markets of Asia, outside of Japan, have been a focus of our research over the past two years. On average, the investment returns from the stocks selected in these markets have been well above the overall average investment returns of the Fund. The portfolio has invested, on average, more than 20% of net assets in companies in the non-Japan Asian markets. This has contributed to the positive investment returns.


Lawrence R. Fuller
Vice President and Portfolio Manager


March 10, 2005



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Performance Data (continued)

Recent Performance Results

                                                        6-Month           12-Month       Since Inception
As of February 28, 2005                               Total Return      Total Return       Total Return
ML Global Growth Fund, Inc.--Class A Shares*             +19.86%           +13.68%            +26.44%
ML Global Growth Fund, Inc.--Class B Shares*             +19.41            +12.80             +19.44
ML Global Growth Fund, Inc.--Class C Shares*             +19.41            +12.80             +19.37
ML Global Growth Fund, Inc.--Class I Shares*             +20.08            +13.95             +28.74
ML Global Growth Fund, Inc.--Class R Shares*             +19.66            +13.42             +53.90
MSCI World Index**                                       +15.03            +11.99         +42.51/+49.87

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception dates are from 10/31/97 for
   Class A, Class B, Class C and Class I Shares and from 1/03/03 for Class R Shares.

** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United States.
   Since inception total returns are from 10/31/97 and 1/03/03.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/28/05                  +13.68%          + 7.71%
Five Years Ended 2/28/05                - 9.36           -10.33
Inception (10/31/97)
through 2/28/05                         + 3.25            +2.50

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 2/28/05                  +12.80%          + 8.80%
Five Years Ended 2/28/05                -10.06           -10.38
Inception (10/31/97)
through 2/28/05                         + 2.45           + 2.45

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 2/28/05                  +12.80%          +11.80%
Five Years Ended 2/28/05                -10.07           -10.07
Inception (10/31/97)
through 2/28/05                         + 2.45           + 2.45

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 2/28/05                  +13.95%          + 7.97%
Five Years Ended 2/28/05                - 9.14           -10.11
Inception (10/31/97)
through 2/28/05                         + 3.51           + 2.75

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



Class R Shares                                            Return

One Year Ended 2/28/05                                   +13.42%
Inception (1/03/03)
through 2/28/05                                          +22.16



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2004 and held through February 28, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                            Beginning            Ending       During the Period*
                                                          Account Value      Account Value    September 1, 2004
                                                           September 1,       February 28,     to February 28,
                                                               2004               2005               2005
Actual

Class A                                                       $1,000           $1,198.60            $ 7.41
Class B                                                       $1,000           $1,194.10            $11.64
Class C                                                       $1,000           $1,194.10            $11.75
Class I                                                       $1,000           $1,200.80            $ 6.06
Class R                                                       $1,000           $1,196.60            $ 8.82

Hypothetical (5% annual return before expenses)**

Class A                                                       $1,000           $1,018.05            $ 6.80
Class B                                                       $1,000           $1,014.18            $10.69
Class C                                                       $1,000           $1,014.08            $10.79
Class I                                                       $1,000           $1,019.29            $ 5.56
Class R                                                       $1,000           $1,016.76            $ 8.10

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.36% for Class A, 2.14% for Class B, 2.16% for Class C, 1.11% for Class I and 1.62% for Class R),
   multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Schedule of Investments                                                                                   (in U.S. dollars)

AFRICA              Industry*            Shares Held    Common Stocks                                              Value
South Africa--0.9%  Food Products--0.3%       84,000    Tiger Brands Ltd.                                     $   1,475,604

                    Industrial                82,000    Barloworld Ltd.                                           1,499,901
                    Conglomerates--0.3%

                    Specialty Retail--0.3%    29,000    Edgars Consolidated Stores Ltd.                           1,486,268

                                                        Total Common Stocks in Africa                             4,461,773


EUROPE

Denmark--0.4%       Electrical               150,000    Vestas Wind Systems A/S (a)(e)                            2,006,188
                    Equipment--0.4%

                                                        Total Common Stocks in Denmark                            2,006,188


France--2.2%        Pharmaceuticals--1.1%     75,000    Sanofi-Aventis                                            6,012,894

                    Textiles, Apparel &       75,700    LVMH Moet Hennessy Louis Vuitton SA                       5,621,877
                    Luxury Goods--1.1%

                                                        Total Common Stocks in France                            11,634,771


Germany--0.5%       Textiles, Apparel &       12,000    Puma AG Rudolf Dassler Sport                              2,835,060
                    Luxury Goods--0.5%

                                                        Total Common Stocks in Germany                            2,835,060


Ireland--0.1%       Pharmaceuticals--0.1%     90,000    Elan Corp. Plc (a)(d)                                       720,000

                                                        Total Common Stocks in Ireland                              720,000


Spain--3.4%         Commercial Banks--2.4%   180,500    Banco Popular Espanol SA                                 12,530,380

                    Construction &           206,312    ACS Actividades de Construccion y Servicios, SA           5,274,316
                    Engineering--1.0%

                                                        Total Common Stocks in Spain                             17,804,696


Sweden--1.2%        Communications           959,700    Telefonaktiebolaget LM Ericsson (e)                       2,840,972
                    Equipment--0.6%

                    Machinery--0.6%           65,200    SKF AB Class B                                            3,248,677

                                                        Total Common Stocks in Sweden                             6,089,649


Switzerland--2.7%   Health Care Equipment     86,700    Alcon, Inc.                                               7,486,545
                    & Supplies--2.2%          32,600    Synthes, Inc. (a)                                         3,955,354
                                                                                                              -------------
                                                                                                                 11,441,899

                    Textiles, Apparel &       95,800    Swatch Group AG Registered Shares                         2,680,415
                    Luxury Goods--0.5%

                                                        Total Common Stocks in Switzerland                       14,122,314


United Kingdom--    Commercial               639,900    HSBC Holdings Plc                                        10,695,971
4.9%                Banks--3.0%              563,200    Lloyds TSB Group Plc                                      5,311,601
                                                                                                              -------------
                                                                                                                 16,007,572

                    Household                166,300    Reckitt Benckiser Plc                                     5,251,997
                    Products--1.0%

                    Trading Companies &      225,000    Wolseley Plc                                              4,805,100
                    Distributors--0.9%

                                                        Total Common Stocks in the United Kingdom                26,064,669

                                                        Total Common Stocks in Europe--15.4%                     81,277,347


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

NORTH
AMERICA             Industry*            Shares Held    Common Stocks                                              Value
Canada--0.7%        Metals & Mining--0.7%     81,000    Cameco Corp.                                          $   3,700,089

                                                        Total Common Stocks in Canada                             3,700,089


United States--     Aerospace &              115,300    Boeing Co.                                                6,338,041
56.8%               Defense--2.4%            106,000    Lockheed Martin Corp.                                     6,277,320
                                                                                                              -------------
                                                                                                                 12,615,361

                    Biotechnology--2.9%      180,700    Celgene Corp. (a)                                         4,946,662
                                             294,800    Gilead Sciences, Inc. (a)                                10,185,340
                                                                                                              -------------
                                                                                                                 15,132,002

                    Capital Markets--1.1%     82,000    Franklin Resources, Inc.                                  5,755,580

                    Chemicals--5.2%           60,600    Air Products & Chemicals, Inc.                            3,794,772
                                             241,500    The Dow Chemical Co.                                     13,318,725
                                              85,000    E.I. Du Pont de Nemours & Co.                             4,530,500
                                              87,500    Praxair, Inc.                                             3,922,625
                                              28,000    Sigma-Aldrich Corp.                                       1,725,080
                                                                                                              -------------
                                                                                                                 27,291,702

                    Commercial               235,700    Bank of America Corp.                                    10,995,405
                    Banks--4.0%              343,900    U.S. Bancorp                                             10,231,025
                                                                                                              -------------
                                                                                                                 21,226,430

                    Consumer                 377,300    MBNA Corp.                                                9,572,101
                    Finance--1.8%

                    Diversified Financial    217,800    Citigroup, Inc.                                          10,393,416
                    Services--2.0%

                    Energy Equipment &        25,000    Cooper Cameron Corp. (a)                                  1,442,250
                    Services--4.6%            75,000    Grant Prideco, Inc. (a)                                   1,812,000
                                              60,700    National Oilwell Varco, Inc. (a)                          2,752,138
                                             112,200    Schlumberger Ltd.                                         8,465,490
                                              24,500    Smith International, Inc.                                 1,574,370
                                             174,600    Transocean, Inc. (a)                                      8,464,608
                                                                                                              -------------
                                                                                                                 24,510,856

                    Food Products--1.4%       60,000    McCormick & Co., Inc.                                     2,279,400
                                              75,000    Wm. Wrigley Jr. Co.                                       4,992,000
                                                                                                              -------------
                                                                                                                  7,271,400

                    Health Care Equipment    168,500    Boston Scientific Corp. (a)                               5,503,210
                    & Supplies--5.8%          22,100    Intuitive Surgical, Inc. (a)                              1,042,015
                                             143,200    Medtronic, Inc.                                           7,463,584
                                             135,300    St. Jude Medical, Inc. (a)                                5,290,230
                                             143,600    Varian Medical Systems, Inc. (a)                          5,159,548
                                              69,200    Zimmer Holdings, Inc. (a)                                 5,944,280
                                                                                                              -------------
                                                                                                                 30,402,867

                    Health Care Providers    139,600    Caremark Rx, Inc. (a)                                     5,343,888
                    & Services--2.6%          30,000    UnitedHealth Group, Inc.                                  2,734,800
                                              45,000    WellPoint, Inc. (a)                                       5,492,700
                                                                                                              -------------
                                                                                                                 13,571,388

                    Hotels, Restaurants      110,200    Carnival Corp.                                            5,992,676
                    & Leisure--3.3%           74,500    Station Casinos, Inc.                                     4,540,030
                                              93,100    Wynn Resorts Ltd. (a)(e)                                  6,663,167
                                                                                                              -------------
                                                                                                                 17,195,873

                    Household                 25,000    KB HOME                                                   3,120,000
                    Durables--0.6%

                    Household                123,000    Procter & Gamble Co.                                      6,530,070
                    Products--1.2%

                    Industrial               258,900    3M Co.                                                   21,732,066
                    Conglomerates--7.5%      511,000    General Electric Co.                                     17,987,200
                                                                                                              -------------
                                                                                                                 39,719,266


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

NORTH AMERICA
(concluded)         Industry*            Shares Held    Common Stocks                                              Value
United States       Internet Software &      147,000    Yahoo!, Inc. (a)                                      $   4,743,690
(concluded)         Services--0.9%

                    Machinery--2.1%           57,000    Caterpillar, Inc.                                         5,417,850
                                              76,100    Deere & Co.                                               5,411,471
                                                                                                              -------------
                                                                                                                 10,829,321

                    Media--1.0%              149,935    News Corp. Class B                                        2,580,381
                                             100,000    Walt Disney Co.                                           2,794,000
                                                                                                              -------------
                                                                                                                  5,374,381

                    Oil & Gas--1.3%          275,000    Sasol Ltd. (d)                                            6,987,750

                    Personal                 140,600    Avon Products, Inc.                                       6,013,462
                    Products--1.1%

                    Semiconductors &         165,000    Intel Corp.                                               3,956,700
                    Semiconductor
                    Equipment--0.7%

                    Software--1.3%           265,000    Microsoft Corp.                                           6,672,700

                    Thrifts & Mortgage       108,000    Doral Financial Corp.                                     4,283,280
                    Finance--1.8%            129,500    Washington Mutual, Inc.                                   5,433,820
                                                                                                              -------------
                                                                                                                  9,717,100

                    Trading Companies &       39,400    MSC Industrial Direct Co. Class A                         1,274,590
                    Distributors--0.2%

                                                        Total Common Stocks in the United States                299,878,006

                                                        Total Common Stocks in North America--57.5%             303,578,095


PACIFIC BASIN

Australia--10.5%    Beverages--1.5%          833,000    Coca-Cola Amatil Ltd.                                     5,409,245
                                             634,800    Foster's Group Ltd.                                       2,625,506
                                                                                                              -------------
                                                                                                                  8,034,751

                    Biotechnology--1.1%      216,800    CSL Ltd.                                                  5,516,018

                    Capital Markets--1.6%    150,000    Macquarie Bank Ltd.                                       5,858,612
                                              53,200    Perpetual Trustees Australia Ltd.                         2,631,104
                                                                                                              -------------
                                                                                                                  8,489,716

                    Commercial               239,400    Australia & New Zealand Banking Group Ltd.                4,061,319
                    Banks--2.9%              209,100    Commonwealth Bank of Australia                            6,013,963
                                             225,400    National Australia Bank Ltd.                              5,153,292
                                                                                                              -------------
                                                                                                                 15,228,574

                    Diversified Financial     63,000    Australian Stock Exchange Ltd.                            1,035,760
                    Services--0.2%

                    Health Care Equipment     72,300    Cochlear Ltd.                                             1,670,205
                    & Supplies--0.3%

                    Insurance--1.0%          451,000    QBE Insurance Group Ltd.                                  5,481,383

                    Media--1.1%              467,000    Publishing & Broadcasting Ltd.                            5,742,575

                    Road & Rail--0.8%        419,000    Toll Holdings Ltd.                                        4,320,774

                                                        Total Common Stocks in Australia                         55,519,756


China--1.0%         Electrical               170,000    BYD Company Limited 'H'                                     520,954
                    Equipment--0.1%

                    Metals &               2,872,000    Yanzhou Coal Mining Co., Ltd.                             4,529,417
                    Mining--0.9%

                                                        Total Common Stocks in China                              5,050,371


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (continued)                                                                       (in U.S. dollars)

PACIFIC BASIN
(concluded)         Industry*            Shares Held    Common Stocks                                              Value
Hong Kong--5.9%     Airlines--1.5%         4,307,000    Cathay Pacific Airways Ltd.                           $   7,897,027

                    Construction &         1,675,000    Cheung Kong Infrastructure Holdings Ltd.                  5,079,239
                    Engineering--0.9%

                    Distributors--0.3%     1,099,000    China Resources Enterprise Ltd.                           1,564,132

                    Marine--0.7%           1,157,000    NWS Holdings Ltd.                                         1,676,349
                                             465,000    Orient Overseas International Ltd.                        1,997,333
                                                                                                              -------------
                                                                                                                  3,673,682

                    Real Estate--0.2%      1,071,800    Shun Tak Holdings Ltd.                                    1,065,046

                    Specialty Retail--1.0%   728,000    Esprit Holdings Ltd.                                      5,180,565

                    Transportation         1,584,000    COSCO Pacific Ltd.                                        3,533,924
                    Infrastructure--1.3%   1,584,000    China Merchants Holdings International Co., Ltd.          3,330,824
                                                                                                              -------------
                                                                                                                  6,864,748

                                                        Total Common Stocks in Hong Kong                         31,324,439


India--3.9%         Automobiles--0.3%        142,600    Tata Motors Ltd.                                          1,554,046

                    Commercial               250,000    HDFC Bank Ltd.                                            3,365,252
                    Banks--1.1%               69,918    ICICI Bank Ltd.                                             610,580
                                              75,000    ICICI Bank Ltd. (d)                                       1,698,750
                                                                                                              -------------
                                                                                                                  5,674,582

                    Construction &            67,200    Larsen & Toubro Ltd.                                      1,673,450
                    Engineering--0.3%

                    Construction              21,923    Ultra Tech Cement Ltd.                                      187,175
                    Materials--0.0%

                    Electrical                56,300    Bharat Heavy Electricals Ltd.                             1,108,439
                    Equipment--0.2%

                    Household                550,000    Hindustan Lever Ltd.                                      1,816,514
                    Products--0.4%

                    Industrial                55,000    Grasim Industries Ltd                                     1,697,431
                    Conglomerates--0.3%

                    Machinery--0.1%           17,100    Bharat Forge Ltd.                                           520,648

                    Metals & Mining--0.9%     60,000    Hindalco Industries Ltd.                                  1,919,105
                                             285,000    Tata Iron & Steel Co., Ltd.                               2,761,101
                                                                                                              -------------
                                                                                                                  4,680,206

                    Software--0.3%            50,100    Tata Consultancy Services Ltd.                            1,586,768

                                                        Total Common Stocks in India                             20,499,259


Singapore--0.2%     Beverages--0.1%          112,000    Asia Pacific Breweries Ltd.                                 561,913

                    Food Products--0.1%      600,000    People's Food Holdings Ltd.                                 498,630

                                                        Total Common Stocks in Singapore                          1,060,543


South Korea--2.7%   Automobiles--1.3%        118,800    Hyundai Motor Co.                                         6,834,098

                    Chemicals--0.4%           42,300    LG Chem Ltd.                                              1,975,261

                    Diversified               75,600    KT Corp.                                                  3,124,650
                    Telecommunication
                    Services--0.6%

                    Machinery--0.4%          130,100    Daewoo Shipbuilding & Marine Engineering Co., Ltd.        2,404,232

                                                        Total Common Stocks in South Korea                       14,338,241

                                                        Total Common Stocks in the Pacific Basin--24.2%         127,792,609

                                                        Total Common Stocks
                                                        (Cost--$454,215,791)--98.0%                             517,109,824


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Schedule of Investments (concluded)                                                                       (in U.S. dollars)

EUROPE              Industry*            Shares Held    Preferred Stocks                                           Value
Germany--1.7%       Automobiles--1.7%         12,537    Porsche AG                                            $   9,074,494

                                                        Total Preferred Stocks in Europe--1.7%                    9,074,494

                                                        Total Preferred Stocks
                                                        (Cost--$5,121,471)--1.7%                                  9,074,494


                                 Beneficial Interest    Short-Term Securities
                                        $  3,131,516    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                        Series I (b)                                              3,131,516
                                           4,492,550    Merrill Lynch Liquidity Series, LLC Money Market
                                                        Series (b)(c)                                             4,492,550

                                                        Total Short-Term Securities
                                                        (Cost--$7,624,066)--1.4%                                  7,624,066

                    Total Investments (Cost--$466,961,328**)--101.1%                                            533,808,384
                    Liabilities in Excess of Other Assets--(1.1%)                                               (6,045,539)
                                                                                                              -------------
                    Net Assets--100.0%                                                                        $ 527,762,845
                                                                                                              =============

  * For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 ** The cost and unrealized appreciation (depreciation) of investments as of February 28, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   467,041,817
                                                    ===============
    Gross unrealized appreciation                   $    79,190,101
    Gross unrealized depreciation                      (12,423,534)
                                                    ---------------
    Net unrealized appreciation                     $    66,766,567
                                                    ===============

(a) Non-income producing security.

(b)  Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                Net        Interest
    Affiliate                                 Activity       Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                 $   2,117,880    $64,067
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                 $(53,639,250)    $44,501


(c) Security was purchased with the cash proceeds from securities loans.

(d) Depositary Receipts.

(e) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Statement of Assets and Liabilities

As of February 28, 2005
Assets

           Investments in unaffiliated securities, at value (including securities loaned
           of $4,316,085) (identified cost--$459,337,262)                                                   $   526,184,318
           Investments in affiliated securities, at value (identified cost--$7,624,066)                           7,624,066
           Receivables:
               Dividends                                                                  $     2,114,250
               Capital shares sold                                                                343,558
               Interest from affiliates                                                            10,417
               Securities lending                                                                   1,244         2,469,469
                                                                                          ---------------
           Prepaid expenses                                                                                         137,696
                                                                                                            ---------------
           Total assets                                                                                         536,415,549
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                              4,492,550
           Deferred foreign capital gain tax                                                                        189,339
           Payables:
               Capital shares redeemed                                                          2,241,988
               Securities purchased                                                               838,102
               Other affiliates                                                                   332,600
               Investment adviser                                                                 260,440
               Distributor                                                                        255,881         3,929,011
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                    41,804
                                                                                                            ---------------
           Total liabilities                                                                                      8,652,704
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   527,762,845
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                    $     1,007,918
           Class B Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                          2,512,059
           Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                            627,003
           Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                          1,155,390
           Class R Shares of Common Stock, $.10 par value, 300,000,000 shares authorized                              1,142
           Paid-in capital in excess of par                                                                   1,006,119,296
           Undistributed investment income--net                                           $     2,624,593
           Accumulated realized capital losses--net                                         (553,013,384)
           Unrealized appreciation--net                                                        66,728,828
                                                                                          ---------------
           Total accumulated losses--net                                                                      (483,659,963)
                                                                                                            ---------------
           Net Assets                                                                                       $   527,762,845
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $102,290,675 and 10,079,175 shares outstanding                   $         10.15
                                                                                                            ===============
           Class B--Based on net assets of $245,627,542 and 25,120,590 shares outstanding                   $          9.78
                                                                                                            ===============
           Class C--Based on net assets of $61,292,416 and 6,270,027 shares outstanding                     $          9.78
                                                                                                            ===============
           Class I--Based on net assets of $118,438,149 and 11,553,904 shares outstanding                   $         10.25
                                                                                                            ===============
           Class R--Based on net assets of $114,063 and 11,420 shares outstanding                           $          9.99
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Statement of Operations

For the Six Months Ended February 28, 2005
Investment Income

           Dividends (net of $237,381 foreign withholding tax)                                              $     7,245,728
           Interest from affiliates                                                                                  64,067
           Securities lending--net                                                                                   44,501
                                                                                                            ---------------
           Total income                                                                                           7,354,296
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     2,003,698
           Account maintenance and distribution fees--Class B                                   1,272,229
           Transfer agent fees--Class B                                                           322,905
           Account maintenance and distribution fees--Class C                                     312,721
           Account maintenance fees--Class A                                                      127,901
           Transfer agent fees--Class I                                                           125,945
           Accounting services                                                                    117,813
           Transfer agent fees--Class A                                                           111,916
           Transfer agent fees--Class C                                                            83,678
           Custodian fees                                                                          77,183
           Printing and shareholder reports                                                        52,347
           Professional fees                                                                       36,178
           Directors' fees and expenses                                                            33,245
           Registration fees                                                                       31,760
           Pricing fees                                                                             5,016
           Account maintenance and distribution fees--Class R                                         420
           Transfer agent fees--Class R                                                               191
           Other                                                                                   16,850
                                                                                          ---------------
           Total expenses                                                                                         4,731,996
                                                                                                            ---------------
           Investment income--net                                                                                 2,622,300
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments (including $2,239 foreign capital gain tax)--net                    69,437,656
               Foreign currency transactions--net                                               (395,975)        69,041,681
                                                                                          ---------------
           Change in unrealized appreciation on:
               Investments (including $187,100 deferred foreign capital gain tax)--net         24,775,638
               Foreign currency transactions--net                                                  40,108        24,815,746
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               93,857,427
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    96,479,727
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            February 28,        August 31,
Increase (Decrease) in Net Assets:                                                              2005               2004
Operations

           Investment income--net                                                         $     2,622,300   $     2,494,664
           Realized gain--net                                                                  69,041,681       113,251,216
           Change in unrealized appreciation--net                                              24,815,746      (36,489,741)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                96,479,727        79,256,139
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                           (18,378)                --
               Class B                                                                                 --                --
               Class C                                                                                 --                --
               Class I                                                                          (328,352)                --
               Class R                                                                              (303)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders                  (347,033)                --
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net decrease in net assets derived from capital share transactions                (87,300,990)     (203,244,671)
                                                                                          ---------------   ---------------

Redemption Fees

           Redemption fees                                                                             29             (293)
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                              8,831,733     (123,988,825)
           Beginning of period                                                                518,931,112       642,919,937
                                                                                          ---------------   ---------------
           End of period*                                                                 $   527,762,845   $   518,931,112
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $     2,624,593   $       349,326
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights
                                                                                      Class A
                                                            For the Six
                                                            Months Ended
The following per share data and ratios have been derived   February 28,          For the Year Ended August 31,
from information provided in the financial statements.          2005         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     8.47   $     7.51   $     6.95   $     9.44   $    17.95
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                         .07          .07          .03        (.02)        --+++
           Realized and unrealized gain (loss)--net                1.61          .89          .53       (2.47)       (6.64)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.68          .96          .56       (2.49)       (6.64)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions from:
               Investment income--net                             --+++           --           --           --           --
               Realized gain--net                                    --           --           --           --        (.58)
               In excess of realized gain--net                       --           --           --           --       (1.29)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      --+++           --           --           --       (1.87)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.15   $     8.47   $     7.51   $     6.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  19.86%++       12.78%        8.06%     (26.38%)     (39.58%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.36%*        1.37%        1.42%        1.31%        1.18%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                         1.40%*         .87%         .40%       (.18%)      (.001%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  102,291   $   98,519   $  110,092   $  130,310   $  240,027
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    57.03%       71.91%      121.00%      105.73%      126.37%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Amount is less than $(.01) per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                      Class B
                                                            For the Six
                                                            Months Ended
The following per share data and ratios have been derived   February 28,          For the Year Ended August 31,
from information provided in the financial statements.          2005         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     8.19   $     7.32   $     6.83   $     9.35   $    17.75
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                         .03        --+++        (.03)        (.08)        (.10)
           Realized and unrealized gain (loss)--net                1.56          .87          .52       (2.44)       (6.56)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.59          .87          .49       (2.52)       (6.66)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from:
               Realized gain--net                                    --           --           --           --        (.54)
               In excess of realized gain--net                       --           --           --           --       (1.20)
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --           --       (1.74)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.78   $     8.19   $     7.32   $     6.83   $     9.35
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  19.41%++       11.89%        7.17%     (26.95%)     (40.01%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.14%*        2.16%        2.22%        2.09%        1.95%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          .60%*         .05%       (.43%)       (.99%)       (.77%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  245,628   $  252,691   $  327,483   $  456,393   $1,046,889
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    57.03%       71.91%      121.00%      105.73%      126.37%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                      Class C
                                                            For the Six
                                                            Months Ended
The following per share data and ratios have been derived   February 28,          For the Year Ended August 31,
from information provided in the financial statements.          2005         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     8.19   $     7.32   $     6.83   $     9.36   $    17.76
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income (loss)--net***                         .03        --+++        (.03)        (.08)        (.10)
           Realized and unrealized gain (loss)--net                1.56          .87          .52       (2.45)       (6.56)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.59          .87          .49       (2.53)       (6.66)
                                                             ----------   ----------   ----------   ----------   ----------
           Less distributions from:
               Realized gain--net                                    --           --           --           --        (.54)
               In excess of realized gain--net                       --           --           --           --       (1.20)
                                                             ----------   ----------   ----------   ----------   ----------
           Total distributions                                       --           --           --           --       (1.74)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $     9.78   $     8.19   $     7.32   $     6.83   $     9.36
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  19.41%++       11.89%        7.17%     (27.03%)     (39.97%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              2.16%*        2.18%        2.24%        2.11%        1.96%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income (loss)--net                          .59%*         .05%       (.43%)       (.99%)       (.78%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $   61,292   $   60,771   $   72,249   $   95,117   $  197,356
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    57.03%       71.91%      121.00%      105.73%      126.37%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights (continued)
                                                                                      Class I
                                                            For the Six
                                                            Months Ended
The following per share data and ratios have been derived   February 28,          For the Year Ended August 31,
from information provided in the financial statements.          2005         2004         2003         2002          2001
Per Share Operating Performance

           Net asset value, beginning of period              $     8.56   $     7.58   $     7.00    $    9.48   $    18.01
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net***                                .08          .09          .04        --+++          .03
           Realized and unrealized gain (loss)--net                1.64          .89          .54       (2.48)       (6.65)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.72          .98          .58       (2.48)       (6.62)
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions from:
               Investment income--net                             (.03)           --           --           --           --
               Realized gain--net                                    --           --           --           --        (.59)
               In excess of realized gain--net                       --           --           --           --       (1.32)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.03)           --           --           --       (1.91)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of period                    $    10.25   $     8.56   $     7.58   $     7.00   $     9.48
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

           Based on net asset value per share                  20.08%++       12.93%        8.29%     (26.16%)     (39.39%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                              1.11%*        1.13%        1.16%        1.06%         .93%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                1.66%*        1.05%         .63%         .04%         .25%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of period (in thousands)          $  118,438   $  106,785   $  133,096   $   55,525   $  155,922
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    57.03%       71.91%      121.00%      105.73%      126.37%
                                                             ==========   ==========   ==========   ==========   ==========

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Aggregate total investment return.

           +++ Amount is less than $.01 per share.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Financial Highlights (concluded)
                                                                                                  Class R

                                                                                    For the       For the    For the Period
                                                                                   Six Months       Year       January 3,
                                                                                     Ended         Ended       2003++ to
The following per share data and ratios have been derived                         February 28,   August 31,    August 31,
from information provided in the financial statements.                                2005          2004          2003
Per Share Operating Performance

           Net asset value, beginning of period                                  $       8.36   $       7.39   $       6.50
                                                                                 ------------   ------------   ------------
           Investment income--net***                                                      .05            .08            .06
           Realized and unrealized gain--net                                             1.59            .89            .83
                                                                                 ------------   ------------   ------------
           Total from investment operations                                              1.64            .97            .89
                                                                                 ------------   ------------   ------------
           Less dividends from investment income--net                                   (.01)             --             --
                                                                                 ------------   ------------   ------------
           Net asset value, end of period                                        $       9.99   $       8.36   $       7.39
                                                                                 ============   ============   ============

Total Investment Return**

           Based on net asset value per share                                       19.66%+++         13.13%      13.69%+++
                                                                                 ============   ============   ============

Ratios to Average Net Assets

           Expenses                                                                    1.62%*          1.56%         1.64%*
                                                                                 ============   ============   ============
           Investment income--net                                                      1.14%*          1.36%          .66%*
                                                                                 ============   ============   ============

Supplemental Data

           Net assets, end of period (in thousands)                              $        114   $        166        --+++++
                                                                                 ============   ============   ============
           Portfolio turnover                                                          57.03%         71.91%        121.00%
                                                                                 ============   ============   ============

             * Annualized.

            ** Total investment return excludes the effects of sales charges.

           *** Based on average shares outstanding.

            ++ Commencement of operations.

           +++ Aggregate total investment return.

         +++++ Amount is less than $1,000.

               See Notes to Financial Statements.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders have voting rights with respect to material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .75%
Class C                              .25%               .75%
Class R                              .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (continued)


For the six months ended February 28, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                            $  289           $  3,815
Class I                            $   28           $    423


For the six months ended February 28, 2005, MLPF&S received contingent deferred sales charges of $30,751 and $1,243 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 28, 2005, MLIM, LLC received $18,495 in securities lending agent fees.

In addition, MLPF&S received $103,895 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2005.

For the six months ended February 28, 2005, the Fund reimbursed MLIM $5,729 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2005 were $303,454,275 and $389,764,189, respectively.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $87,300,990 and $203,244,964 for the six months ended February 28, 2005 and August 31, 2004, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                              233,936    $     2,246,041
Automatic conversion of shares           571,261          5,431,141
Shares issued to shareholders
   in reinvestments of dividends           1,629             15,927
                                  --------------    ---------------
Total issued                             806,826          7,693,109
Shares redeemed                      (2,363,832)       (22,582,255)
                                  --------------    ---------------
Net decrease                         (1,557,006)    $  (14,889,146)
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                              707,209    $     5,969,716
Automatic conversion of shares         1,437,615         12,282,386
                                  --------------    ---------------
Total issued                           2,144,824         18,252,102
Shares redeemed                      (5,172,582)       (43,630,780)
                                  --------------    ---------------
Net decrease                         (3,027,758)    $  (25,378,678)
                                  ==============    ===============


Class B Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                              343,313    $     3,172,338
                                  --------------    ---------------
Shares redeemed                      (5,493,766)       (50,525,269)
Automatic conversion of shares         (591,636)        (5,431,141)
                                  --------------    ---------------
Total redeemed                       (6,085,402)       (55,956,410)
                                  --------------    ---------------
Net decrease                         (5,742,089)    $  (52,784,072)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                            1,044,170    $     8,602,162
                                  --------------    ---------------
Automatic conversion of shares       (1,480,598)       (12,282,386)
Shares redeemed                     (13,450,908)      (110,144,927)
                                  --------------    ---------------
Total redeemed                      (14,931,506)      (122,427,313)
                                  --------------    ---------------
Net decrease                        (13,887,336)    $ (113,825,151)
                                  ==============    ===============



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Notes to Financial Statements (concluded)


Class C Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                               72,238    $       668,840
Shares redeemed                      (1,226,024)       (11,331,346)
                                  --------------    ---------------
Net decrease                         (1,153,786)    $  (10,662,506)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                              308,528    $     2,566,158
Shares redeemed                      (2,757,830)       (22,547,416)
                                  --------------    ---------------
Net decrease                         (2,449,302)    $  (19,981,258)
                                  ==============    ===============


Class I Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                            1,375,015     $   13,289,603
Shares issued to shareholders
   in reinvestments of dividends          30,133            297,416
                                  --------------    ---------------
Total issued                           1,405,148         13,587,019
Shares redeemed                      (2,321,150)       (22,471,825)
                                  --------------    ---------------
Net decrease                           (916,002)    $   (8,884,806)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                            2,353,975    $    19,989,818
Shares redeemed                      (7,454,281)       (64,226,677)
                                  --------------    ---------------
Net decrease                         (5,100,306)    $  (44,236,859)
                                  ==============    ===============


Class R Shares for the
Six Months Ended                                             Dollar
February 28, 2005                         Shares             Amount

Shares sold                                7,747    $        74,596
Shares issued to shareholders
   in reinvestments of dividends              31                303
                                  --------------    ---------------
Total issued                               7,778             74,899
Shares redeemed                         (16,178)          (155,359)
                                  --------------    ---------------
Net decrease                             (8,400)    $      (80,460)
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                               21,035    $       187,377
Shares redeemed                          (1,230)           (10,395)
                                  --------------    ---------------
Net increase                              19,805    $       176,982
                                  ==============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended February 28, 2005. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On August 31, 2004, the Fund had a net capital loss carryforward of $621,974,577, of which $19,389,728 expires in 2008, $3,964,136 expires in 2009, $246,071,814 expires in 2010 and $352,548,899 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Proxy Results


During the six-month period ended February 28, 2005, Merrill Lynch Global Growth Fund, Inc.'s shareholders voted on the following proposals. Proposals 1, 2A and 2B were approved at a shareholders' meeting on February 28, 2005. With respect to Proposal 4B, the proposal was adjourned until March 24, 2005. A description of the proposals and number of shares voted were as follows:

                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1.  To elect the Fund's Board of Directors:   Robert C. Doll, Jr.     50,522,983        1,964,742
                                              Donald W. Burton        50,517,806        1,969,919
                                              Laurie Simon Hodrick    50,528,037        1,959,688
                                              John F. O'Brien         50,510,623        1,977,102
                                              David H. Walsh          50,529,609        1,958,116
                                              Fred G. Weiss           50,525,102        1,962,623



                                                        Shares Voted        Shares Voted       Shares Voted
                                                            For               Against            Abstain
2A. To approve changes to fundamental
    investment restriction on borrowing.                 48,203,829          2,614,134          1,669,762

2B. To approve changes to fundamental
    investment restriction on lending.                   47,971,239          2,774,164          1,742,322

4B. To approve an amendment and
    restatement of the charter provisions
    regarding redemption of fund shares.                 Adjourned           Adjourned          Adjourned



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
John F. O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Lawrence R. Fuller, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective January 1, 2005, Terry K. Glenn, President and Director and M. Colyer Crum, Director of Merrill Lynch Global Growth Fund,
Inc. retired. The Fund's Board of Directors wishes Mr. Glenn and
Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive
Vice President and Chief Executive Officer of the Fund. Effective
February 28, 2005, Mr. Doll became President and Director of the
Fund.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL GROWTH FUND, INC., FEBRUARY 28, 2005


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment
Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Growth Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 22, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 22, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Growth Fund, Inc.


Date: April 22, 2005